Lazard Global Total
Return and Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 1 4

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended March 31, 2014. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the first quarter 2014, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). However, we are pleased with LGI’s favorable NAV performance over the three-year period and since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2014)

For the first quarter of 2014, the Fund’s NAV returned -0.3%, underperforming the Index return of 1.3%. Similarly, the Fund’s NAV return of 13.0% for the twelve months ended March 31, 2014 underperformed the Index gain of 19.1%. However, the Fund’s NAV performance outperformed the Index for the three-year period (11.5% versus the benchmark’s 10.2% return), on an annualized basis, as well as since inception, returning, on an annualized basis, 7.4% versus 6.8% for the Index. Shares of LGI ended the first quarter of 2014 with a market price of $17.41, representing an 11.0% discount to the Fund’s NAV of $19.56.

The Fund’s net assets were $187.9 million as of March 31, 2014, with total leveraged assets of $244.1 million, representing a 23.0% leverage rate. This leverage rate is lower than that at the end of the fourth quarter of 2013 (24.8%), and below the maximum permitted leverage rate of 33 1/3%.

Within the global equity portfolio, stock selection in the health care sector contributed to performance in the first quarter. In contrast, stock selection in the financials sector and in Japan detracted from performance for the quarter.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was relatively weak in the first quarter, and detracted from performance over the last twelve months. However, it has contributed positively to performance over longer time-periods and since inception.

As of March 31, 2014, 77.4% of the Fund’s total leveraged assets consisted of global equities, 21.6% consisted of emerging market currency and debt instruments, and 1.0% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.10386 represents a distribution yield of 7.2% based on the Fund’s $17.41 market price as of the close of trading on the NYSE on March 31, 2014. It is currently estimated that $0.22434 of the $0.31158 distributed per share year-to-date through March 31, 2014 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio

(77.4% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Citigroup, a US-based financial services company; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2014, 49.3% of these stocks were based in North America, 27.0% were based in continental Europe (not including the United Kingdom), 13.8% were from the United Kingdom, 5.6% were from Japan, 3.7% were from the rest of Asia (not including Japan), and 0.6% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2014, were financials (17.6%), which includes banks, diversified financials, insurance, and real estate; and health care (16.1%), which includes health care equipment and services, and pharmaceuticals biotechnology and life sciences. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, information technology, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 2.7% as of March 31, 2014.

Global Equity Markets Review

Global markets rose during the first quarter, despite unease over the US Federal Reserve’s (the “Fed”) monetary policy, slowing growth in China, and geopolitical tension in eastern Europe. Stocks in the United States rose, but were somewhat volatile throughout the quarter, as investors reacted to messages from the Fed about tapering. Many investors became concerned that the Fed may begin to raise interest rates sooner than previously expected. However, at the end of the quarter Fed Chairman Janet Yellen reassured markets that the Fed intends to keep interest rates low until the US economy is stronger. Economic reports were mixed, with weaker data largely being attributed to severe winter weather in parts of the country. Japanese markets fell as disappointing fourth-quarter GDP growth and an impending consumption tax increase raised concerns about the effectiveness of Abenomics. In Europe, stocks rose after the euro zone posted positive fourth-quarter GDP growth, reassuring investors that the region’s recovery was gaining momentum. Chinese markets fell after a number of government reports indicated slowing economic activity in the country, including disappointing industrial production, fixed-asset investment, and retail sales. Uncertainty surrounding Crimea and its potential economic implications for other regions also spurred global uncertainty.

What Helped and What Hurt LGI

Stock selection in the health care sector contributed to performance. Shares of Danish pharmaceutical company Novo Nordisk rose after management reported solid quarterly results, which highlighted strong sales growth. Management also increased its guidance for 2014. We continue to like Novo Nordisk for its dominant position in diabetes treatments, which we believe can continue to drive high levels of financial productivity. Stock selection in the consumer discretionary sector also helped returns. Shares of German automaker BMW rose after management issued a bullish operating profit forecast for the year. We were encouraged by management’s comments, and believe BMW should benefit from demand for new models, an increased focus on prudent capital management, and a recovery in European car markets.

In contrast, stock selection in the financials sector detracted from performance. Shares of Japanese diversified financial companies including Mitsubishi UFJ

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Financial and Sumitomo Mitsui Financial fell as optimism about the impacts of Abenomics faded, causing investors to sell companies with broad exposure to the country’s economy. However, we continue to believe that the government’s reforms have great potential to spur economic growth in the country. Stock selection in the information technology sector also hurt returns. After a strong rally in the latter half of 2013, shares of German software services company SAP fell after management issued revenue guidance that disappointed investors. We continue to hold SAP as we believe its transition toward cloud computing will benefit the company over the longer term, and that valuation is attractive at current levels.

Emerging Market Currency and Debt Portfolio

(21.6% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2014, this portfolio consisted of forward currency contracts (81.3%) and sovereign debt obligations (18.7%). The average duration of the emerging market currency and debt portfolio remained relatively unchanged from the fourth quarter of 2013 to the first quarter at approximately 8 months, while the average yield increased from 5.8%2 at the end of December 31, 2013 to 6.4% on March 31, 2014.

Emerging Market Currency and Debt Market Review

Emerging-market local currency and debt markets began the year sharply weaker as capital fled emerging-market assets and global contagion spread into developed economies’ asset markets. Most liquid, “mainstream” emerging markets subsequently recovered from January’s sell-off, but frontier markets were generally weaker.

While emerging-market growth rates continue to outpace the developed world, the magnitude of that differential has been narrowing as emerging economies rebalance away from domestic demand, credit-fueled growth models which propelled their economic expansions in the years following the global financial crisis. As emerging-market growth becomes more evenly shared between domestic and external demand, and as domestic policies selectively tighten, we believe emerging countries’ current account balances will continue to improve.

What Helped and What Hurt LGI

Top contributors during the first quarter were Brazil, Indonesia, and India. Brazilian exposure benefited from carry, spot, and duration gains as the currency strengthened and local bonds (both nominal and inflation-linked) outperformed the money market. Indonesia and India benefited from fiscal improvement, reform momentum, and tighter monetary policy. The team also avoided exposure to Argentina and the Ukraine, which devalued sharply during the quarter.

Conversely, Russia, Kazakhstan, Zambia, and Ghana were the largest detractors during the first quarter. Russian exposure detracted as geopolitical tensions flared and capital flight overwhelmed the seasonal current account surplus. Russian authorities have intervened heavily to contain the market stress. Kazakhstan authorities devalued the tenge following sharp appreciation versus the Russian ruble, a key trading partner. Despite pre-emptively trimming exposure prior to the move, remaining Kazakh exposure detracted. Zambia and Ghana detracted due to commodity linkages to China in the former and weak balance of payments and high inflation in the latter. Both central banks hiked interest rates but have undertaken only limited intervention to support their respective currencies.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*

Periods Ended March 31, 2014

(unaudited)

	One Year	Five Years	Since Inception**
Market Price	13.32%	21.24%	6.54%
Net Asset Value	13.04%	16.96%	7.39%
MSCI World Index	19.07%	18.28%	6.82%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unman- aged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2014 (unaudited)
Security	Value	Percentage of Net Assets
Novartis AG ADR	$6,708,078	3.6%
HSBC Holdings PLC Sponsored ADR	6,204,462	3.3
Honeywell International, Inc.	6,001,572	3.2
Mitsubishi UFJ Financial Group, Inc. ADR	5,821,986	3.1
United Technologies Corp.	5,514,848	2.9
Sanofi SA ADR	5,499,856	2.9
Chevron Corp.	5,469,860	2.9
Apple, Inc.	5,421,074	2.9
Halliburton Co.	5,294,211	2.8
Bayerische Motoren Werke AG ADR	5,247,049	2.8

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

March 31, 2014 (unaudited)

Description	Shares	Value
Common Stocks—100.6%

Australia—1.4%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,609,145

Denmark—2.5%
Novo Nordisk A/S Sponsored ADR	105,000	4,793,250

Finland—1.5%
Sampo Oyj, A Shares ADR	109,500	2,832,765

France—6.3%
GDF Suez Sponsored ADR	75,981	2,077,320
Sanofi SA ADR	105,200	5,499,856
Total SA Sponsored ADR	64,000	4,198,400
		11,775,576
Germany—5.4%
Bayerische Motoren Werke AG ADR	124,900	5,247,049
SAP AG Sponsored ADR	59,300	4,821,683
		10,068,732
Israel—0.7%
Israel Chemicals, Ltd. ADR	140,700	1,236,753

Italy—2.0%
Eni SpA Sponsored ADR	74,250	3,725,122

Japan—5.6%
Canon, Inc. Sponsored ADR	44,700	1,388,382
Mitsubishi UFJ Financial Group, Inc. ADR	1,050,900	5,821,986
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	3,404,640
		10,615,008
Singapore—2.3%
Singapore Telecommunications, Ltd. ADR	151,100	4,399,428

Sweden—2.7%
Assa Abloy AB ADR	187,100	4,982,473

Switzerland—6.8%
Novartis AG ADR	78,900	6,708,078
UBS AG	154,572	3,202,732
Zurich Insurance Group AG ADR	92,500	2,841,961
		12,752,771
United Kingdom—13.8%
BP PLC Sponsored ADR	102,155	4,913,656
British American Tobacco PLC Sponsored ADR	37,700	4,200,911
GlaxoSmithKline PLC Sponsored ADR	80,200	4,285,086
HSBC Holdings PLC Sponsored ADR	122,063	6,204,462
Unilever PLC Sponsored ADR	99,100	4,239,498
Wm Morrison Supermarkets PLC ADR	120,300	2,150,964
		25,994,577
United States—49.6%
American Express Co.	43,800	3,943,314
Apple, Inc.	10,100	5,421,074
Chevron Corp.	46,000	5,469,860
Cisco Systems, Inc.	220,400	4,939,164
Citigroup, Inc.	106,400	5,064,640
Comcast Corp., Class A	106,120	5,174,411
ConocoPhillips	53,100	3,735,585
Emerson Electric Co.	67,600	4,515,680
Halliburton Co.	89,900	5,294,211
Honeywell International, Inc.	64,700	6,001,572
Intel Corp.	157,500	4,065,075
International Business Machines Corp .	24,460	4,708,306
Joy Global, Inc.	66,400	3,851,200
Merck & Co., Inc.	75,300	4,274,781
Oracle Corp.	100,440	4,109,000
PepsiCo, Inc.	41,100	3,431,850
Pfizer, Inc.	149,766	4,810,484
United Technologies Corp.	47,200	5,514,848
Viacom, Inc., Class B	46,800	3,977,532
Wal-Mart Stores, Inc.	62,800	4,799,804
		93,102,391
Total Common Stocks
(Identified cost $156,991,436)		188,887,991

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

	Principal
	Amount
Description	(000) (a)	Value
Foreign Government Obligations—6.5%
Brazil—2.0%
Brazil NTN-B:
6.00%, 08/15/16	503	$537,033
6.00%, 08/15/18	850	898,109
Brazil NTN-F:
10.00%, 01/01/17	2,211	922,215
10.00%, 01/01/23	3,733	1,425,003
		3,782,360
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	171,993

Mexico—1.0%
Mexican Bonos:
7.00%, 06/19/14	8,360	644,952
9.50%, 12/18/14	16,100	1,283,490
		1,928,442
Russia—2.0%
Russia Government Bonds - OFZ:
6.90%, 08/03/16	13,107	366,290
7.50%, 02/27/19	11,500	316,035
7.60%, 04/14/21	27,300	737,238
7.60%, 07/20/22	16,972	451,312
7.00%, 01/25/23	21,200	543,791
8.15%, 02/03/27	19,900	540,806
7.05%, 01/19/28	30,510	754,321
		3,709,793
South Africa—0.6%
Republic of South Africa,
8.25%, 09/15/17	11,090	1,074,017

Turkey—0.5%
Turkey Government Bonds:
4.00%, 04/29/15	1,347	633,977
8.80%, 11/14/18	550	244,193
		878,170
Uruguay—0.2%
Republica Orient Uruguay,
5.00%, 09/14/18	10,730	495,888

Zambia—0.1%
Zambia Treasury Bill,
0.00%, 10/13/14	1,500	222,977

Total Foreign Government Obligations (Identified cost $13,535,475)		12,263,640

Description	Shares	Value
Short-Term Investment—0.9%
State Street Institutional Treasury Money Market Fund (Identified cost $1,757,381)	1,757,381	$1,757,381
Total Investments—108.0%
(Identified cost $172,284,292) (b), (c)		$202,909,012
Liabilities in Excess of Cash and Other Assets—(8.0)%		(15,028,885)
Net Assets—100.0%		$187,880,127

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2014:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
AMD	JPM	10/28/14	189,302,400	$432,000	$438,558	$6,558	$—
BRL	BRC	04/02/14	2,175,053	930,026	958,595	28,569	—
BRL	BRC	04/02/14	2,383,376	1,025,990	1,050,408	24,418	—
CLP	BNP	05/16/14	625,468,000	1,084,000	1,135,321	51,321	—
CLP	CIT	04/28/14	359,265,000	645,000	653,317	8,317	—
CLP	UBS	04/21/14	433,586,250	783,000	789,062	6,062	—
CLP	UBS	04/25/14	357,518,400	633,000	650,350	17,350	—
CNY	BRC	05/19/14	5,489,474	892,162	882,038	—	10,124
CNY	HSB	04/22/14	11,088,746	1,807,000	1,782,575	—	24,425
COP	CIT	04/10/14	2,043,747,700	996,221	1,035,889	39,668	—
COP	UBS	04/16/14	3,418,622,800	1,766,000	1,732,097	—	33,903
COP	UBS	05/23/14	1,632,157,250	799,000	824,682	25,682	—
CZK	JPM	04/04/14	17,581,440	861,162	882,333	21,171	—
CZK	JPM	04/22/14	18,921,698	946,620	949,685	3,065	—
CZK	JPM	05/05/14	17,254,885	865,933	866,089	156	—
EUR	CIT	04/07/14	332,000	461,762	457,375	—	4,387
EUR	CIT	04/07/14	353,000	484,686	486,305	1,619	—
EUR	CIT	06/23/14	1,950,771	2,716,187	2,687,159	—	29,028
EUR	JPM	04/04/14	640,723	882,725	882,688	—	37
EUR	JPM	05/06/14	665,511	898,965	916,775	17,810	—
EUR	JPM	05/06/14	764,224	1,059,099	1,052,758	—	6,341
EUR	JPM	05/06/14	999,011	1,362,263	1,376,190	13,927	—
EUR	JPM	05/06/14	1,016,434	1,383,586	1,400,191	16,605	—
GHS	CIT	04/04/14	1,343,000	503,562	498,455	—	5,107
GHS	CIT	04/15/14	3,247,000	1,213,831	1,197,601	—	16,230
HUF	BNP	04/15/14	135,177,270	618,815	605,560	—	13,255
HUF	BNP	04/15/14	192,999,800	852,923	864,590	11,667	—
HUF	JPM	04/10/14	56,496,895	250,568	253,163	2,595	—
HUF	JPM	04/10/14	435,704,550	1,906,481	1,952,392	45,911	—
IDR	JPM	04/28/14	11,790,516,000	1,031,000	1,033,168	2,168	—
IDR	SCB	04/17/14	8,957,793,000	783,778	786,462	2,684	—
INR	BRC	04/21/14	89,034,000	1,412,117	1,484,016	71,899	—
INR	SCB	04/10/14	83,934,460	1,354,000	1,402,915	48,915	—
KRW	BRC	04/24/14	1,990,594,500	1,858,024	1,868,009	9,985	—
KRW	SCB	04/24/14	1,428,872,700	1,319,000	1,340,880	21,880	—
KZT	CIT	09/12/14	108,679,000	569,000	572,219	3,219	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2014 (continued):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
KZT	CIT	11/14/14	95,691,000	$501,000	$497,132	$—	$3,868
KZT	CIT	02/13/15	112,132,000	578,000	571,881	—	6,119
KZT	HSB	06/16/14	66,358,400	356,000	356,197	197	—
KZT	HSB	06/16/14	106,216,700	669,503	570,148	—	99,355
KZT	HSB	06/16/14	134,019,200	844,056	719,386	—	124,670
KZT	HSB	09/11/14	108,679,000	569,000	572,340	3,340	—
MXN	CIT	04/30/14	31,020,000	2,350,000	2,370,883	20,883	—
MYR	BRC	04/10/14	2,185,292	667,000	668,824	1,824	—
MYR	BRC	05/21/14	4,803,828	1,460,441	1,466,030	5,589	—
MYR	JPM	04/21/14	5,140,659	1,543,000	1,572,099	29,099	—
NGN	BRC	04/22/14	111,255,600	667,000	669,878	2,878	—
NGN	BRC	06/18/14	39,365,250	219,000	232,079	13,079	—
NGN	CIT	04/04/14	38,728,000	234,403	234,498	95	—
NGN	CIT	04/11/14	38,728,000	233,583	233,985	402	—
NGN	CIT	04/29/14	55,891,450	337,000	335,795	—	1,205
NGN	JPM	06/17/14	60,480,000	336,000	356,709	20,709	—
PEN	CIT	04/10/14	2,832,691	1,007,000	1,006,501	—	499
PEN	CIT	05/14/14	3,219,298	1,137,762	1,138,728	966	—
PEN	JPM	04/28/14	1,616,147	573,000	572,827	—	173
PHP	HSB	04/14/14	79,954,875	1,775,000	1,782,366	7,366	—
PHP	JPM	05/13/14	43,164,105	969,000	961,567	—	7,433
PLN	BNP	04/14/14	4,312,796	1,401,000	1,425,183	24,183	—
PLN	BRC	04/14/14	4,289,451	1,407,000	1,417,468	10,468	—
PLN	JPM	04/28/14	3,819,800	1,254,862	1,261,134	6,272	—
RON	JPM	04/07/14	1,494,075	455,358	461,214	5,856	—
RON	JPM	04/07/14	1,849,299	570,525	570,870	345	—
RON	JPM	04/07/14	5,614,196	1,708,000	1,733,074	25,074	—
RSD	CIT	04/07/14	234,751,650	2,797,493	2,797,356	—	137
SGD	HSB	04/14/14	1,908,713	1,506,513	1,517,391	10,878	—
THB	BNP	04/10/14	7,112,880	219,798	219,185	—	613
THB	SCB	04/24/14	28,852,560	895,958	888,549	—	7,409
TRY	CIT	05/12/14	1,354,500	600,000	625,320	25,320	—
TRY	JPM	04/21/14	308,451	139,274	143,284	4,010	—
TRY	JPM	04/21/14	1,006,465	459,000	467,532	8,532	—
TRY	JPM	04/21/14	1,045,083	503,000	485,471	—	17,529
TWD	HSB	04/14/14	27,537,840	912,000	904,615	—	7,385
TWD	SCB	06/18/14	26,927,810	889,000	886,286	—	2,714

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
UGX	CIT	04/11/14	968,123,000	$382,128	$379,145	$—	$2,983
UGX	CIT	05/02/14	596,095,500	231,000	232,084	1,084	—
UGX	CIT	05/02/14	650,210,000	253,000	253,153	153	—
UGX	CIT	05/02/14	1,123,527,000	437,000	437,434	434	—
UGX	CIT	05/02/14	1,168,549,000	457,000	454,963	—	2,037
UGX	CIT	05/20/14	192,900,000	75,000	74,759	—	241
UYU	HSB	04/30/14	7,522,000	326,476	330,492	4,016	—
UYU	JPM	04/07/14	6,456,240	285,390	285,590	200	—
UYU	JPM	04/14/14	17,437,000	775,926	769,732	—	6,194
UYU	JPM	04/24/14	25,036,435	1,090,437	1,101,956	11,519	—
ZAR	CIT	04/24/14	3,741,235	340,757	354,164	13,407	—
ZAR	JPM	04/24/14	4,518,141	418,000	427,710	9,710	—
ZMW	CIT	04/11/14	1,907,676	313,144	309,009	—	4,135
ZMW	JPM	04/08/14	1,500,000	253,207	243,282	—	9,925
ZMW	SCB	04/08/14	5,658,000	878,844	917,660	38,816	—
ZMW	SCB	04/09/14	5,658,000	878,435	917,271	38,836	—
Total Forward Currency Purchase Contracts				$77,530,759	$77,932,059	$848,761	$447,461

Forward Currency Sale Contracts open at March 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	BRC	04/02/14	2,440,411	$1,033,000	$1,075,545	$—	$42,545
BRL	BRC	05/05/14	2,549,512	1,089,000	1,114,023	—	25,023
BRL	UBS	04/02/14	2,118,018	895,000	933,459	—	38,459
CNY	HSB	04/22/14	372,741	61,000	59,920	1,080	—
CZK	JPM	04/04/14	17,581,440	882,725	882,333	392	—
EUR	BNP	04/15/14	450,065	618,814	620,014	—	1,200
EUR	BNP	04/15/14	620,000	852,924	854,119	—	1,195
EUR	BNP	04/24/14	3,240,064	4,395,276	4,463,459	—	68,183
EUR	CIT	04/07/14	2,009,000	2,797,493	2,767,668	29,825	—
EUR	HSB	04/22/14	962,023	1,340,021	1,325,273	14,748	—
EUR	JPM	04/04/14	640,000	861,162	881,692	—	20,530
EUR	JPM	04/07/14	330,000	455,358	454,619	739	—
EUR	JPM	04/07/14	410,681	570,525	565,769	4,756	—
EUR	JPM	04/10/14	182,000	250,567	250,728	—	161
EUR	JPM	04/10/14	1,405,000	1,906,480	1,935,564	—	29,084

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Sale Contracts open at March 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
EUR	JPM	04/22/14	691,254	$946,619	$952,264	$—	$5,645
EUR	JPM	04/28/14	909,000	1,254,862	1,252,213	2,649	—
EUR	JPM	05/05/14	629,000	865,933	866,481	—	548
EUR	JPM	05/06/14	5,030	6,940	6,929	11	—
EUR	JPM	05/06/14	1,206,410	1,628,749	1,661,892	—	33,143
EUR	JPM	05/06/14	1,203,000	1,652,320	1,657,195	—	4,875
EUR	UBS	06/23/14	1,328,168	1,828,595	1,829,532	—	937
JPY	CIT	06/16/14	149,614,522	1,457,000	1,450,115	6,885	—
JPY	SCB	04/25/14	134,391,001	1,313,958	1,302,213	11,745	—
JPY	SCB	04/25/14	135,043,177	1,319,000	1,308,533	10,467	—
KZT	BRC	06/16/14	35,558,500	190,000	190,870	—	870
NGN	BRC	06/18/14	39,365,250	235,087	232,079	3,008	—
RSD	CIT	04/07/14	38,697,920	461,763	461,134	629	—
RSD	CIT	04/07/14	41,318,650	484,686	492,362	—	7,676
RUB	CIT	04/30/14	33,924,852	949,000	960,590	—	11,590
SGD	HSB	04/14/14	1,908,713	1,493,867	1,517,391	—	23,524
TRY	CIT	05/12/14	527,873	233,756	243,699	—	9,943
TRY	JPM	04/21/14	2,051,609	985,071	953,031	32,040	—
ZAR	CIT	04/24/14	10,285,224	941,000	973,651	—	32,651
ZAR	JPM	04/24/14	9,190,880	850,000	870,055	—	20,055
Total Forward Currency Sale Contracts				$37,107,551	$37,366,414	118,974	377,837
Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts						$967,735	$825,298

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

March 31, 2014 (unaudited)

Currency Abbreviations:
AMD	—	Armenian Dram	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
EUR	—	Euro	RUB	—	Russian Ruble
GHS	—	Ghanaian Cedi	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KZT	—	Kazakhstan Tenge	ZAR	—	South African Rand
MXN	—	Mexican New Peso	ZMW	—	Zambian Kwacha
MYR	—	Malaysian Ringgit

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

March 31, 2014 (unaudited)

(a)	Principal amount denominated in respective country’s currency.

(b)	For federal income tax purposes, the aggregate cost was $172,284,292, aggregate gross unrealized appreciation was $43,206,281, aggregate gross unrealized depreciation was $12,581,561, and the net unrealized appreciation was $30,624,720.

(c)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as a percentage of net assets):
Agriculture	0.7%
Alcohol & Tobacco	2.2
Automotive	2.8
Banking	8.2
Cable Television	2.8
Computer Software	4.8
Energy Exploration & Production	2.0
Energy Integrated	9.8
Energy Services	2.8
Financial Services	6.5
Food & Beverages	1.8
Gas Utilities	1.1
Household & Personal Products	2.3
Insurance	3.0
Leisure & Entertainment	2.1
Manufacturing	13.2
Metals & Mining	1.4
Pharmaceutical & Biotechnology	16.2
Retail	3.7
Semiconductors & Components	2.9
Technology Hardware	8.0
Telecommunications	2.3
Subtotal	100.6
Foreign Government Obligations	6.5
Short-Term Investment	0.9
Total Investments	108.0%

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2014 (unaudited)

Valuation of Investments:

Net asset value per share is determined by State Street Bank and Trust Company for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2014 (unaudited)

data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2014:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	March 31, 2014
Assets:
Common Stocks*	$188,887,991	$—	$—	$188,887,991
Foreign Government Obligations*	—	12,263,640	—	12,263,640
Short-Term Investment	1,757,381	—	—	1,757,381
Other Financial Instruments**
Forward Currency Contracts	—	967,735	—	967,735
Total	$190,645,372	$13,231,375	$—	$203,876,747
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(825,298)	$—	$(825,298)

*	Please refer to Portfolio of Investments (pages 7 through 8) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

There were no transfers into or out of Levels 1, 2, or 3 during the period ended March 31, 2014.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2015
Independent Directors:

Leon M. Pollack (73)	Director	Private Investor

Robert M. Solmson (66)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (53)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2016
Independent Directors:

Kenneth S. Davidson (69)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (42)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III — Directors with Term Expiring in 2017
Independent Director:

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Interested Director:

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (41)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (52)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer of the Investment Manager and the Fund

Tamar Goldstein (39)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Simon and Ms. Goldstein serve as officers of Lazard Alternative Strategies 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.